SCHEDULE 14A
                               (RULE 14A-101)

                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                           (AMENDMENT NO.      )

 Filed by the Registrant {X}

 Filed by a Party other than the Registrant {   }

 Check the appropriate box:

 {  } Preliminary Proxy Statement
      {   } Confidential, For Use of the Commission Only (as permitted by
            Rule 14a-6(e)(2))
 {  } Definitive Proxy Statement
 {  } Definitive Additional Materials
 {X}  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              AMP INCORPORATED
                        ----------------------------
              (Name of Registrant as specified in its charter)

                        ----------------------------
    (Name of person(s) filing proxy statement, if other than Registrant)

 Payment of Filing  Fee (Check the appropriate box):

 {X}  No fee required.

 {  } Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:
      (2)  Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      (4)  Proposed maximum aggregate value of transactions:
      (5)  Total fee paid.

 _____
 {  } Fee paid previously with preliminary materials.
 {  } Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
      (2)  Form, Schedule or Registration Statement No.:
      (3)  Filing Party:
      (4)  Date Filed:








                                 [AMP Logo]






                              AMP INCORPORATED





                               SEPTEMBER 1998


                                                                 [Slide 1]






OUR STRATEGY
------------------------------------------------------------------------------


1.    OPERATING PLANS
           O      PROFIT IMPROVEMENT PLAN AHEAD OF SCHEDULE
           O      EPS OF AT LEAST $2.30 IN 1999, AT LEAST $3.00 IN 2000
           O      WHAT'S DIFFERENT - NEW MANAGEMENT SYSTEM UNDER
                  BOB RIPP

2.    FINANCIAL/SHAREHOLDER VALUE ASSESSMENT
            O      $44.50 IS INADEQUATE
            O      PURCHASE OF BERG AFFIRMS THIS
            O      EXPLORING OPTIONS TO DELIVER ENHANCED VALUE
                   IN THE NEAR TERM
            O      LONG-TERM (12 MONTHS) OPERATING PERFORMANCE EXPECTED
                   TO DELIVER SUPERIOR VALUE TO ALLIEDSIGNAL'S BID

3.    GOVERNANCE ACTIONS
            O      RIGHTS PLAN EXPIRES WITH NO EXTENSION FOR AT
                   LEAST SIX MONTHS BEGINNING IN NOVEMBER 1999:
                   INTERIM END-RUN BY ALLIEDSIGNAL NOT PERMITTED
            O      CURRENT BOARD HAS FLEXIBILITY TO ACT ON AN ACCEPTABLE
                   PROPOSAL
            O ALLIEDSIGNAL'S CONSENT SOLICITATION IS A PRESSURE TACTIC TO FURTHER ITS OPPORTUNISTIC BID


                                                                 [Slide 2]






------------------------------------------------------------------------------


                              OPERATING PLANS


------------------------------------------------------------------------------


                                                                 [Slide 3]






AMP IS A COMBINATION OF TWO
DIVERSE BUSINESSES
------------------------------------------------------------------------------


              High                                      High
              -------------------------------------------------
              |Terminals & Connectors |                       |
              |Sales Growth: 5%       |                       |
              |EBIT Margin: 16%       |                       |
              |                       |                       |
              |Sales: $4.3 billion    |                       |
              |                       |                       |
Profitability |-----------------------|-----------------------|
              |                       |Value-Added Products   |
              |                       |Sales Growth: 14%      |
              |                       |EBIT Margin: (4)%      |
              |                       |                       |
              |                       |Sales: $1.3 billion    |
              |                       |                       |
              -------------------------------------------------
              Low               Revenue Growth          High


STRATEGIC         o 12% Revenue Growth
OBJECTIVES        o 17% Operating Income Margins (19% EBIT Growth Rate)
                  o 22% ROE
                  o 30% AVA


                                                                 [Slide 4]






AMP SUMMARY HISTORICAL FINANCIAL DATA
------------------------------------------------------------------------------

DOLLARS IN MILLIONS
                               1993         1994         1995          1996         1997       CAGR
                               ----         ----         ----          ----         ----       ----
Sales                      $3,790.5     $4,369.1     $5,227.2      $5,468.0     $5,745.2      11.0%
    % Growth                     NA         15.3%        19.6%          4.6%         5.1%

EBIT                         $504.5       $659.9       $766.7        $663.2       $745.8      10.3%
    % Margin                   13.3%        15.1%        14.7%         12.1%        13.0%

Currency Impact
    Dollars                                  $63         $198        $(144)       $(273)
    % of Sales                              1.7%         4.5%        (2.7)%       (5.0)%

Local Currency Growth
    Sales - % Growth                       13.6%        15.1%          7.4%        10.1%      11.7%
    EBIT - % Growth                        28.9%        12.1%       (11.3)%        17.1%      10.7%

------------------------------------------------------------------------------

1) (1995) EXCLUDES $48.7 MILLION OF TRANSACTIONS COSTS AND ONE-TIME CHARGES RELATED TO THE 1995 MERGER WITH M/A-COM, INC.
2) (1996) EXCLUDES $160.5 MILLION OF RESTRUCTURING AND OTHER ONE-TIME CHARGES RECORDED IN OPERATING INCOME DURING 1996.
3) (1997) EXCLUDES $21.3 MILLION OF BENEFITS DUE TO THE FINAL ADJUSTMENT OF 1996 RESTRUCTURING CHARGES.


                                                                 [Slide 5]






PERFORMANCE COMPARISON

SALES GROWTH        COMPETITOR          1H97          1H98      (CHANGE)
                    ----------------------------------------------------
(LOCAL              AMPHENOL            14%            6%            -8%
 CURRENCY)          BERG                13%            3%           -10%
                    MOLEX               20%            8%           -12%
                    COMPOSITE*          12%            1%           -11%
                    AMP                  9%            0%            -9%
                    ----------------------------------------------------
                    *6 COMPETITORS INCLUDING THOSE ABOVE


                    ---------------------------------------------------------

AMP MARGINS               SALES               EBIT              MARGIN
                    ---------------------------------------------------------
1H97                     $2,861MM           $350MM              12.2%
1H98                     $2,748MM           $251MM               9.1%
% GROWTH                   (4.0%)          (28.4%)
LOCAL CURRENCY             (0.3%)          (25.1%)


OPERATING MARGIN
(CHANGE):             MANAGEMENT ASSESSMENT                     (3.1%)
                      CURRENCY/COST                             (0.7%)
                      INVENTORY ADJUSTMENTS                     (1.0%)
                      SG&A EXPENSE (+3% GROWTH)                 (1.4%)


                                NO CONNECTOR

           COMPANY HAS BEEN IMMUNE FROM CURRENT INDUSTRY DYNAMICS


                                                                 [Slide 6]







ANNOUNCED PROFIT IMPROVEMENT ACTIONS:
APRIL 1998 - AUGUST 1998
------------------------------------------------------------------------------

O     CLOSURES/DISPOSITIONS
      O   NORTHWEST BLVD, NC PLANT
      O   CONNECTWARE ATM DEVELOPMENT
      O   CARROLL TOUCH
      O   LOGANVILLE AND SELINSGROVE, PA PLANTS
      O   KERNERSVILLE, NC PLANT
      O   M/A - COM FACILITIES IN U.S. & U.K.
      O   SENSORS DIVISION


                T&C ANNUAL SAVINGS OF $110 MILLION PLUS ADDITIONAL
                              NON-T&C SAVINGS


                                                                 [Slide 7]











ANNOUNCED PROFIT IMPROVEMENT ACTIONS:
APRIL 1998 - AUGUST 1998
------------------------------------------------------------------------------

o     Headcount Related
      o      Announced furloughs at selected plants in April
      o Announced mandatory furloughs, voluntary early retirement and layoffs in June
      o      Indirect headcount reductions of 3,500 in July
      o      25% is non-T&C related

A 3,500 HEADCOUNT REDUCTION YIELDS ANNUAL SAVINGS OF $210 MILLION
      o      Sales Initiatives
             o Our plan is predicated on 2% sales growth in 1999 and 7% growth in 2000. Each additional 1% in sales growth adds 5(cent)/share EPS.
             o     Responsive and competitive to marketplace requirements

   IN TOTAL, THIS PLAN WILL YIELD $320 MILLION IN ANNUAL SAVINGS BY 2000


                                                                 [Slide 8]







PROFIT IMPROVEMENT ACTIONS:  STATUS
------------------------------------------------------------------------------

o     Closures/Dispositions - T&C
      o      11 facilities announced for closure
      o      Phase I T&C realignment announced
      o Phase II and III T&C realignment identified, announcement pending
o     Closures/Dispositions - Non-T&C
      o      Harlow U.K. facility closed
      o      Sensors sale completed
      o      Connectware closed
      o      Carroll Touch in negotiations


                                                                 [Slide 9]








PROFIT IMPROVEMENT ACTIONS:  STATUS
------------------------------------------------------------------------------
      o      Headcount Related
                  o      1,700 accepted voluntary early retirement in U.S.
                  o 100-120 expected to accept M/A - COM voluntary separation by 9/15/98
                  o      International voluntary early retirement in process
                  o      Technology layoffs completed
                  o      Ongoing attrition

      o      Sales initiatives completed
                  o      Simplified pricing structure (1,000 parts repriced
                         - more to come)
                  o      Immediate shipping of strategic parts
                  o      24-hour customer service
                  o Distributor Inventory Management and Enterprise agreements by year end


                                                                 [Slide 10]






AMP 1999-2000
PROFIT IMPROVEMENT MAP
------------------------------------------------------------------------------

(DOLLARS IN MILLIONS)

                                            IMPACT ON OPERATING INCOME
                                     -----------------------------------
DRIVERS                                1999                 2000
------------------------------------------------------------------------
GROWTH/PRODUCTIVITY                    $ 75                 $242
INVESTMENTS                             (50)                (120)
                                     ---------------- ------------------
     SUBTOTAL                          $25                  $122
     OPERATING MARGIN                 10.0%                 14.6%
PROFIT IMPROVEMENT PLAN                $205                 $115
                                     ---------------- ------------------
     TOTAL                             $230                 $237
     OPERATING MARGIN                  13.5%                16.5%
                                     ---------------- ------------------


                                                                 [Slide 11]








COMPONENTS OF MARGIN IMPROVEMENT
------------------------------------------------------------------------------


 [Image of a bar graph]

 1998 MARGINS - 9.7%

      ANNOUNCED ACTIONS -3.6 % resulting in an EPS impact of $0.65

      GROWTH - 0.2% resulting in an EPS impact of $0.10

 1999 MARGINS - 13.5%

      ANNOUNCED ACTIONS - 1.9% resulting in an EPS impact of $0.36

      GROWTH - 1.1% resulting in an EPS impact of $0.34

 2000 MARGINS - 16.5%


                                                                 [Slide 12]







MANAGEMENT'S FINANCIAL PLAN*
-----------------------------------------------------------------------------

DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA

-----------------------------------------------------------------------------

                           1998E           1999E           2000E
-----------------------------------------------------------------------------

REVENUES                   $5,615          $5,727          $6,128
OPERATING INCOME             $543            $773          $1,011
     MARGIN %                9.7%           13.5%           16.5%
NET INCOME                   $340            $505            $660
     EPS                    $1.55           $2.30           $3.00

REVENUE GROWTH                               2.0%            7.0%
EPS GROWTH                                  48.4%           30.4%

------------------------------------------------------------------------------


 * BASED ON COMPLETED STATUS TO DATE OF THE PROFIT IMPROVEMENT ACTIONS. MANAGEMENT ANTICIPATES THAT IT IS LIKELY THAT THE 1999 AND 2000 ESTIMATES WILL BE REVISED UPWARD IN THE NEAR TERM BASED ON NEW INITIATIVES AND REFINED ESTIMATES OF ACTIONS CURRENTLY IN PROGRESS.



                                                                 [Slide 13]







 AMP INCORPORATED


      WHAT'S         o FOCUS
      DIFFERENT?     o ACCOUNTABILITY
                     o SIMPLICITY
                     o TIMELINESS

                          CONFIDENCE IN EXECUTION


                                                                 [Slide 14]







FORMER ORGANIZATION
----------------------------------------------------------------------------------------------------------------------------
                                             22 DIRECT REPORTS
                   -----------------------------------------------------------------------------------
                   |           W.J. HUDSON, JR.               <--->                 J.E. MARLEY      |
                   | President and Chief Executive Officer      |              Chairman of the Board |
                   -----------------------------------------------------------------------------------
                                            |                                          |
                                            |                                          |
 ------------------------------------------------------------   ------------------------------------------------------------------
 | Chief Financial Officer          | Global Business           | Transportation                   | Legal
 ---------------------------------  -------------------------   ---------------------------------  -------------------------------
 | Chief Human Resource Officer     | Global Competencies       | The Whitaker Corporation         | Corp Secretary
 ---------------------------------  -------------------------   ---------------------------------  -------------------------------
 | Global Succession, Planning....  | AMP Technology            | Corporate Development            | Global Business Excellence
 ---------------------------------  -------------------------   ---------------------------------  -------------------------------
 | The Americas                     | Corporate Communication   | Global Environ, Health & Safety  | Global Opto-Electronics Group
 ---------------------------------  -------------------------   ---------------------------------  -------------------------------
 | Asia Pacific                     | Public Affairs            | Systems Re-engineering           | Global Strategy, Dev &
 ---------------------------------  -------------------------   |                                  | Marketing
 | Europe, Middle East & Africa     | Strategy & Development    ---------------------------------  -------------------------------
 ---------------------------------  -------------------------



                                                                 [Slide 15]







NEW ORGANIZATION
------------------------------------------------------------------------------

                             11 DIRECT REPORTS
               ----------------------------------------
               |               R. RIPP                |
               | Chairman and Chief Executive Officer |
               ----------------------------------------
                                   |
                                   |
--------------------------------------------------------
| GLOBAL OPERATIONS
--------------------------------------------------------
| GLOBAL INDUSTRY BUSINESS
--------------------------------------------------------
| REGIONAL BUSINESS DEVELOPMENT
--------------------------------------------------------
| REGIONAL SALES & COUNTRY MANAGEMENT (2 DIRECT REPORTS)
--------------------------------------------------------
| FINANCE
--------------------------------------------------------
| TECHNOLOGY
--------------------------------------------------------
| ADMINISTRATION
--------------------------------------------------------
| LEGAL
--------------------------------------------------------
| HUMAN RESOURCES
--------------------------------------------------------
| COMMUNICATION
--------------------------------------------------------


                                                                 [Slide 16]







PROFIT IMPROVEMENT PLAN


           ACCOUNTABILITY                $320 MILLION

           GLOBAL OPERATIONS             $110 MILLION

           GLOBAL INDUSTRIES             $80 MILLION
           LARGE ACCOUNTS

           COUNTRY SALES                 $20 MILLION
           SMALL & MEDIUM ACCOUNTS

           GLOBAL/COUNTRY SUPPORT        $110 MILLION


                                                                 [Slide 17]







------------------------------------------------------------------------------


                           FINANCIAL/SHAREHOLDER
                             VALUE ASSESSMENT


------------------------------------------------------------------------------


                                                                 [Slide 18]






AMP VS. COMPETITORS' STOCK
PRICE PERFORMANCE
------------------------------------------------------------------------------


 [Image of a line graph depicting the percentage change in AMP's stock price from January 1, 1998 through September 3, 1998, as compared against the percentage change in the stock price of Molex common stock during the same time period; on 8/3/98, Molex's common stock price was 26% below its 52 week high]


 [Image of a line graph depicting the percentage change in AMP's stock price from January 1, 1998 through September 3, 1998, as compared against the percentage change in the stock price of Berg common stock during the same time period; on 8/3/98, Berg's common stock price was 27% below its 52 week high]


 [Image of a line graph depicting the percentage change in AMP's stock price from January 1, 1998 through September 3, 1998, as compared against the percentage change in the stock price of Amphenol common stock during the same time period; on 8/3/98, Amphenol's common stock price was 38% below its 52 week high]



EVERY MAJOR CONNECTOR COMPANY HAS SUFFERED SIGNIFICANT STOCK PRICE DECLINES



                                                                 [Slide 19]








AMP'S 2-YEAR HISTORICAL STOCK
PRICE PERFORMANCE
------------------------------------------------------------------------------

 SEPTEMBER 4, 1996 - SEPTEMBER 4, 1998

 1/8/97 AMP announces plans to cut 1,000 jobs and close plants to streamline certain operations

 4/23/97        AMP announces Q1 1997 earnings

 7/17/97        AlliedSignal privately expresses interest

 10/27/97       Dow Jones Industrial Avg. drops 554 points

 1/28/98        AMP announces Q4 1997 earnings

 5/15/98        AMP announces 2nd Qtr. earnings will disappoint

 6/26/98        AMP announces early retirement program

 7/17/98        AMP announces restructuring

 8/4/98         AlliedSignal announces takeover offer

 [Image of a line graph depicting the stock price of AMP common stock during the period commencing from September 4, 1996 through September 4, 1998]


                        49% DROP FROM 52-WEEK HIGH


                                                                 [Slide 20]








CHANGES IN ANALYST PROJECTIONS
------------------------------------------------------------------------------

 [Image of a line graph]
 Average P/E*: 19.3X

 2000 Target: $3.00
 1999 Target: $2.30

              1997 EPS  1998 EPS  1999 EPS
              Estimate  Estimate  Estimate      Stock Price
 7/1/97        $2.10      $2.53                   $42.1250
 8/1/97        $2.13      $2.55                   $51.7500
 9/1/97        $2.13      $2.57                   $50.0000
 10/1/97       $2.13      $2.58                   $52.8750
 11/1/97       $2.13      $2.54                   $45.0000
 12/1/97       $2.13      $2.54                   $45.7500
 1/1/98                   $2.54     $2.74         $42.0000
 2/1/98                   $2.40     $2.74         $40.0000
 3/1/98                   $2.38     $2.73         $44.1875
 4/1/98                   $2.37     $2.68         $43.0625
 5/1/98                   $2.26     $2.56         $39.7500
 6/1/98                   $1.91     $2.28         $37.8125
 7/1/98                   $1.73     $2.06         $34.5625
 8/1/98                   $1.51     $1.94         $29.3750
 9/1/98                   $1.51     $1.94         $38.0000


             ANALYST ESTIMATES IN LINE WITH MANAGEMENT TARGETS
                 WILL DRIVE SIGNIFICANT STOCK PRICE GAINS

 * Based on 12-month forward First Call consensus EPS estimates


                                                                 [Slide 21]








IMPLIED VALUE FROM
FRAMATOME/BERG TRANSACTION
------------------------------------------------------------------------------


------------------------------------------------------------------------------

                                           BERG                 AMP PRO FORMA
STATISTIC                                MULTIPLE                   PRICE
------------------------------------------------------------------------------


LTM EBITDA                                11.6X                       $55
LTM NET INCOME                            34.8X                       $63

52-WEEK HIGH                               1.2X                       $69
52-WEEK AVERAGE                            1.5X                       $64

------------------------------------------------------------------------------


          BERG TRANSACTION CONFIRMS ALLIEDSIGNAL BID IS INADEQUATE


                                                                 [Slide 22]







    $44.50 IS INADEQUATE
  ---------------------------------------------------------------------------

 o AMP's restructuring actions will generate a substantial portion of projected earnings growth even with modest incremental revenues

 o The Company's financial advsors have determined AlliedSignal's offer to be inadequate

 o    The recent Berg transaction confirms a higher value for AMP

 o No synergies exist with AlliedSignal, making it difficult for them to pay full value

 o They are attempting to capture current and future cost reduction benefits without paying for them

 o We are exploring options to deliver enhanced value to our shareholders in the near term


                                                             [Slide 23]






------------------------------------------------------------------------------


                             GOVERNANCE ACTIONS


------------------------------------------------------------------------------


                                                                 [Slide 24]






RIGHTS PLAN
------------------------------------------------------------------------------

o Rights Plan becomes irrevocable until November 1999 if AlliedSignal's slate of "interested" and irreconcilably conflicted directors is seated

o      Rights Plan to expire for at least 6 months after November 1999


-----------------------------------------------------------------------------
                   CURRENT BOARD HAS FLEXIBILITY TO ACT
                         ON AN ACCEPTABLE PROPOSAL

-----------------------------------------------------------------------------


                                                                 [Slide 25]







ALLIEDSIGNAL'S CONSENT PROPOSAL IS NOT IN OUR
SHAREHOLDERS' BEST INTERESTS
------------------------------------------------------------------------------

o The AlliedSignal slate would be an unproductive presence on AMP's board

      o AMP's board needs undivided attention on Profit Improvement Plan until November 1999 Rights Plan expiration

      o AlliedSignal slate creates irreconcilable conflict of interest, distraction to management and no incentive to increase value

      o Rights Plan is irrevocable until November 1999 if consent is successful


-----------------------------------------------------------------------------
                 DO NOT CONSENT TO A TRULY INADEQUATE BID.
                   IT STANDS TO REASON THAT THEIR SLATE
                  OF DIRECTORS HAS ONE OBJECTIVE: TO SELL
             OUR COMPANY TO ALLIEDSIGNAL FOR THE LOWEST PRICE.
-----------------------------------------------------------------------------


                                                                 [Slide 26]






CONCLUSION
------------------------------------------------------------------------------

OPERATING PLAN
      o Profit Improvement Plan expected to generate EPS of at least $2.30 in 1999 and at least $3.00 in 2000
      o The plan is based on cost savings and not on aggressive pricing and volume advances.

FINANCIAL SHAREHOLDER VALUE ASSESSMENT
      o      $44.50 is inadequate
      o The Company's financial advisors have determined AlliedSignal's offer to be inadequate
      o The recent Berg transaction confirms a significantly higher value for AMP
      o      Actively pursuing ways to increase value in the near term

GOVERNANCE ACTIONS
      o It is clear that AlliedSignal's nominees on your board would have irreconcilable conflicts of interests
      o Reasonable and responsive actions to deliver AMP's superior value to shareholders
      o      It is our operating plan and we are best suited to execute it


-----------------------------------------------------------------------------
            WE HAVE REJECTED THEIR BID. YOU SHOULD REJECT THEIR
               ATTEMPT TO TAKE OVER YOUR BOARD AND YOUR COMPANY.


                                                                 [Slide 27]






 INVESTMENT ALTERNATIVES
 ---------------------------------------------------------------------------

     MESSAGE TO AMP SHAREHOLDERS:

 BEST INVESTMENT: AMP STOCK
 o    Dividend is sustainable
 o Profit Improvement ahead of schedule (potential for addittional $0.15 EPS in 1999 and $0.30 EPS in 2000)
 o    Upside sales potential (each 1% of volume increase yields $0.05 EPS)

     MESSAGE TO ALLIEDSIGNAL SHAREHOLDERS:

           IF YOU WANT OUR HIGHER GROWTH AND BETTER MARGINS
           WITHOUT DILUTION AND ALLIEDSIGNAL EXECUTION RISK...


                             BUY AMP - SELL ALD



                                                             [Slide 28]






PARTICIPANTS/SAFE HARBOR
------------------------------------------------------------------------------

THIS PRESENTATION CONTAINS CERTAIN "FORWARD-LOOKING" STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND
SECTION 21E OF THE EXCHANGE ACT OF 1934, AS AMENDED, WHICH ARE INTENDED TO
BE COVERED BY THE SAFE HARBORS CREATED THEREBY. SUCH STATEMENTS SHOULD BE CONSIDERED AS SUBJECT TO RISKS AND UNCERTAINTIES THAT EXIST IN AMP'S OPERATIONS AND BUSINESS ENVIRONMENT AND COULD RENDER ACTUAL OUTCOMES AND RESULTS MATERIALLY DIFFERENT THAN PREDICTED. FOR A DESCRIPTION OF SOME OF
THE FACTORS OR UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER, REFERENCE IS MADE TO THE SECTION ENTITLED "CAUTIONARY STATEMENTS FOR
PURPOSES OF THE 'SAFE HARBOR'" IN AMP'S ANNUAL REPORT ON FORM 10K FOR THE YEAR ENDED DECEMBER 31, 1997. IN ADDITION, THE REALIZATION OF THE BENEFITS ANTICIPATED FROM THE STRATEGIC INITIATIVES DESCRIBED ABOVE WILL BE
DEPENDENT, IN PART, ON MANAGEMENT'S ABILITY TO EXECUTE ITS BUSINESS PLAN
AND TO MOTIVATE PROPERLY THE AMP EMPLOYEES, WHOSE ATTENTION HAS BEEN DISTRACTED BY THE ALLIEDSIGNAL OFFER AND WHOSE NUMBERS WILL HAVE BEEN REDUCED AS A RESULT OF THESE INITIATIVES.

AMP AND CERTAIN OTHER PERSONS NAMED BELOW MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF REVOCATIONS OF CONSENTS IN RESPONSE TO ALLIEDSIGNAL'S CONSENT SOLICITATION. THE PARTICIPANTS IN THIS SOLICITATION MAY INCLUDE THE DIRECTORS OF AMP (RALPH D. DENUNZIO, BARBARA H. FRANKLIN, JOSEPH M. HIXON III, WILLIAM J. HUDSON, JR., JOSEPH M. MAGLIOCHETTI, HAROLD
A. MCINNES, JEROME J. MEYER, JOHN C. MORLEY, ROBERT RIPP, PAUL G. SCHLOEMER AND TAKEO SHIINA); THE FOLLOWING EXECUTIVE OFFICERS OF AMP: ROBERT RIPP (CHAIRMAN AND CHIEF EXECUTIVE OFFICER), WILLIAM J. HUDSON (VICE CHAIRMAN), JAMES E. MARLEY (FORMER CHAIRMAN), WILLIAM S. URKIEL (CORPORATE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER), HERBERT M. COLE (SENIOR VICE PRESIDENT FOR OPERATIONS), JUERGEN W. GROMER (SENIOR VICE PRESIDENT, GLOBAL INDUSTRY BUSINESSES), RICHARD P. CLARK (DIVISIONAL VICE PRESIDENT, GLOBAL WIRELESS PRODUCTS GROUP), THOMAS DICLEMENTE (CORPORATE VICE PRESIDENT AND PRESIDENT, EUROPE, MIDDLE EAST, AFRICA), RUDOLF GASSNER (CORPORATE VICE PRESIDENT AND PRESIDENT, GLOBAL PERSONAL COMPUTER DIVISION), CHARLES W. GOONREY (CORPORATE VICE PRESIDENT AND GENERAL LEGAL COUNSEL), JOHN E. GURSKI (CORPORATE VICE PRESIDENT AND PRESIDENT, GLOBAL VALUE-ADDED OPERATIONS AND PRESIDENT, GLOBAL OPERATIONS DIVISION), DAVID F. HENSCHEL (CORPORATE SECRETARY), JOHN H. KEGEL (CORPORATE VICE PRESIDENT, ASIA/PACIFIC), MARK E. LANG (CORPORATE CONTROLLER), PHILIPPE LEMAITRE (CORPORATE VICE PRESIDENT AND CHIEF TECHNOLOGY OFFICER), JOSEPH C. OVERBAUGH (CORPORATE TREASURER), NAZARIO PROIETTO (CORPORATE VICE PRESIDENT AND PRESIDENT, GLOBAL CONSUMER, INDUSTRIAL AND POWER TECHNOLOGY DIVISION); AND THE FOLLOWING OTHER MEMBERS OF MANAGEMENT AND EMPLOYEES OF AMP: RICHARD SKAARE (DIRECTOR, CORPORATE COMMUNICATION), DOUGLAS WILBURNE (DIRECTOR, INVESTOR RELATIONS), MARY RAKOCZY (MANAGER, SHAREHOLDER SERVICES), DOROTHY
J. HILLER (ASSISTANT MANAGER, SHAREHOLDER SERVICES) AND MELISSA E. WITSIL (COMMUNICATIONS ASSISTANT). AS OF THE DATE OF THIS COMMUNICATION, NONE OF THE FOREGOING PARTICIPANTS INDIVIDUALLY BENEFICIALLY OWN IN EXCESS OF 1% OF AMP'S COMMON STOCK OR IN THE AGGREGATE IN EXCESS OF 2% OF AMP'S COMMON STOCK.

AMP HAS RETAINED CREDIT SUISSE FIRST BOSTON CORPORATION ("CSFB") AND DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION ("DLJ") TO ACT AS ITS FINANCIAL ADVISORS IN CONNECTION WITH THE ALLIEDSIGNAL OFFER, FOR WHICH
CSFB AND DLJ WILL RECEIVE CUSTOMARY FEES, AS WELL AS REIMBURSEMENT OF REASONABLE OUT-OF-POCKET EXPENSES. IN ADDITION, AMP HAS AGREED TO
INDEMNIFY CSFB, DLJ AND CERTAIN RELATED PERSONS AGAINST CERTAIN LIABILITIES, INCLUDING CERTAIN LIABILITIES UNDER THE FEDERAL SECURITIES LAWS, ARISING
OUT OF THEIR ENGAGEMENT. CSFB AND DLJ ARE INVESTMENT BANKING FIRMS THAT PROVIDE A FULL RANGE OF FINANCIAL SERVICES FOR INSTITUTIONAL AND INDIVIDUAL CLIENTS. NEITHER CSFB NOR DLJ ADMITS THAT IT OR ANY OF ITS DIRECTORS, OFFICERS OR EMPLOYEES IS A "PARTICIPANT" AS DEFINED IN SCHEDULE 14A PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE SOLICITATION, OR THAT SCHEDULE 14A REQUIRES THE DISCLOSURE OF CERTAIN INFORMATION CONCERNING EITHER CSFB OR DLJ. IN CONNECTION WITH CSFB'S ROLE
AS FINANCIAL ADVISOR TO AMP, CSFB AND THE FOLLOWING INVESTMENT BANKING EMPLOYEES OF CSFB MAY COMMUNICATE IN PERSON, BY TELEPHONE OR OTHERWISE WITH A LIMITED NUMBER OF INSTITUTIONS, BROKERS OR OTHER PERSONS WHO ARE STOCKHOLDERS OF AMP: ALAN HOWARD, STEVEN KOCH, SCOTT LINDSAY, AND LAWRENCE HAMDAN. IN CONNECTION WITH DLJ'S ROLE AS FINANCIAL ADVISOR TO AMP, DLJ AND THE FOLLOWING INVESTMENT BANKING EMPLOYEES OF DLJ MAY COMMUNICATE IN
PERSON, BY TELEPHONE OR OTHERWISE WITH A LIMITED NUMBER OF INSTITUTIONS, BROKERS OR OTHER PERSONS WHO ARE STOCKHOLDERS OF AMP: DOUGLAS V. BROWN AND HERALD L. RITCH. IN THE NORMAL COURSE OF ITS BUSINESS, EACH OF CSFB AND DLJ REGULARLY BUY AND SELL SECURITIES ISSUED BY AMP FOR ITS OWN ACCOUNT AND FOR THE ACCOUNTS OF ITS CUSTOMERS, WHICH TRANSACTIONS MAY RESULT IN CSFB, DLJ
OR THE ASSOCIATES OF EITHER OF THEM HAVING A NET "LONG" OR NET "SHORT" POSITION IN AMP SECURITIES, OR OPTION CONTRACTS OR OTHER DERIVATIVES IN OR RELATING TO SUCH SECURITIES. AS OF SEPTEMBER 1, 1998, DLJ HELD NO SHARES OF AMP COMMON STOCK FOR ITS OWN ACCOUNT AND CSFB HAD A NET LONG POSITION OF 118,566 SHARES OF AMP COMMON STOCK.


                                                                 [Slide 29]